Exhibit 99.1
 OTCQX BanksInvestor Conference  March 15, 2017

 This presentation contains forward-looking statements, as defined by federal securities laws, including statements about Highlands and its financial outlook. These statements are based on management's current expectations and are provided to assist investors in understanding our operations and business outlook. Highlands' operations involve risks and uncertainties that may cause actual results to differ materially from those expressed or implied in forward-looking statements. For a discussion of some of the risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to Highlands Bankshares, Inc.’s filings with the Securities and Exchange Commission, including its 2015 Annual Report on Form 10-K and its most recent quarterly report on Form 10-Q under the sections entitled “Forward-Looking Statements.” Forward-looking statements relate only to the date they are made. Highlands undertakes no obligation to update or revise forward-looking statements.   hubank.com |  2  Forward-Looking Statements

   3  hubank.com |  Snapshot of Highlands Bankshares  Market Data    Ticker  HLND  Price (as of 3/09/2017)  $6.65  Market Cap  $54.5MM  P/E   NM  P/BV1  127%  Avg. Daily Vol. (30d)  1,250  Insider Ownership  16.3%  Institutional Ownership  42.7%  Fourth Quarter 2016    Assets  $612.7MM  Loans  $409.7MM  Deposits  $489.9MM  Common Equity  $46.4MM  Preferred Equity  $7.3MM  Equity / Assets  8.9%  Total Risk Based Capital  13.0%  Past Due Loans / Loans  1.87%  Nonperforming Assets / Loans & OREO  1.64%  Earnings per Share  $0.02  Return on Assets  0.10%  Return on Equity  1.14%  Founded in 198515 financial services centers2 mortgage officesPrivate business/owner, professional, and entrepreneur focusShareholder-friendly management                1 Calculated using the conversion impact of HLND's preferred equity.

History

highlands

Pre-Crisis

- Originated in response to local consolidation
- Favorable market reception led to early success in both profitability and growth
- Expanded out of market without prior out of market experience or contacts
- Following expansion, profitability and growth declined below industry averages
- Over time, shareholder returns suffered

Crisis

- Experienced severe credit related costs due to poor underwriting and credit risk management
- Earnings and capital stressed due to elevated credit costs and higher operating expenses
- Entered into a Written Agreement
- Issued equity shoring up capital levels and significantly diluting shareholders

Post-Crisis

- Little operational improvement leading to continued financial stress
- Additional procedural and control issues identified resulting in prolonged Written Agreement
- New CEO with turnaround and high performing bank experience hired in November 2015
- Significant progress achieved in stabilizing Highlands and transforming to a focused, shareholder-friendly company

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 Net Income  Note: Net Income and Return on Assets exclude offsetting DTA adjustments during the period.Note: 1Q17 results represent management's estimation for the period.  hubank.com |  5  Key Performance Indicators  Return on Assets  $MM  Pre-crisis net income and return on assets was below the company's cost of capital and industry averagesHighlands has reported a net loss the last ten yearsEarnings and profitability have not reboundedExcessive credit costs and operating expenses are the driver  Issue  Management has proactively taken steps to materially improve the company's credit and operating costs  Action Taken

Key Performance Indicators

highlands


Past Due Loans
7%
6%
5%
4%
3%
2%
1%
0%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
1Q17


NPAs / Loans and OREO
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
1Q17

Issue

- Pre-crisis past dues and credit related costs were more than double industry averages
- Approval criteria was outside the industry norm
- Concentrations in lower risk adjusted return categories
- Lax collection culture and no collection process

Action Taken

- Hired new Chief Credit Officer, Collections Manager, and Special Assets Manager
- Actively managed troubled and past due credits
- Reviewed portfolio for weak pass credits
- Reviewed and amended credit policy to industry norms
- Outsourced loan review

Note: 1Q17 results represent management's estimation for the period.

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Key Performance Indicators


Efficiency Ratio
120%
100%
80%
60%
40%
20%
0%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
1Q17


Assets per Employee
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
1Q17

Note: 1Q17 results represent management's estimation for the period.

Issue

- Pre-crisis efficiency ratio was higher than industry averages
- Staffing levels were not monitored or managed to workload creating a low Assets per Employee ratio
- Contracts were not marketed or renegotiated

Action Taken

- Benchmarked staffing levels to other banks our size by department and workload
- 2016 net income included nonrecurring severance expense related to associated staff reductions
- Bidding all major contracts (annual, recurring savings):
  - Health insurance - $500,000
  - ATM/Debit card processing - $400,000
  - Data lines - $250,000
  - Internal Audit - $140,000
  - Janitorial and trash collection - $120,000
  - P&C insurance - $100,000

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Management Team



Tim Schools joined Highlands in November 2015 as Chief Executive Officer and a Director. He is leading the execution of the company's strategic plan and effort to improve financial performance. Previously, he served as President of $7 billion American Savings Bank where over a three year period he led its highly successful transformation from an 82 year old thrift to a full service bank. With the assistance of six former National Commerce teammates, ASB: remediated a preexisting Cease and Desist Order, improved pretax preprovision income $38 million or 45%, enhanced its return on assets from 65 bps to 130 bps, increased its leverage ratio from 7.7% to 9.3% while at the same time providing a special one-time dividend to shareholders of $55 million, and created a dynamic culture that earned ASB a reputation as one of the best companies to work for. Schools began his banking career at National Commerce and SouthTrust.

	Title	Major Experience	Years in Banking	Years at HLND
Ray Skinner	Chief Banking Officer	American Savings, National Commerce	27	1
Kevin Pack	CEO - Highlands Home Mortgage	National Commerce	25	1
Brian Lowery	Chief Credit Officer	National Commerce	28	1
Vicki Andrews	EVP Bank Operations	National Commerce	34	1
Bryan Booher	EVP Loan Operations	BB&T, Highlands	25	13
Jim Edmondson	Chief Financial Officer	Highlands	31	20
Rusty Little	Chief Risk Officer	Highlands	25	25

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 At our core, we are investors focused on increasing the value of our common stock not necessarily our deposits, loans, assets, revenues, or earnings.“In assessing performance, what matters isn’t the absolute rate of return but the return relative to peers and the market.  You really only need to know three things to evaluate a CEO’s greatness: the compound annual return to shareholders during his or her tenure and the return over the same period for peer companies and for the broader market (usually measured by the S&P 500).”"CEOs need to do two things well to be successful: run their operations efficiently and deploy the cash generated by those operations.""Capital allocation is a CEO's most important job.""CEOs have five essential choices for deploying capital - investing in existing operations, acquiring other businesses, issuing dividends, paying down debt, or repurchasing stock…""Sometimes the best investment opportunity is your own stock."  hubank.com |  9  Management Philosophy

Business Model

highlands

Simple, Focused, and Disciplined

Target Customer	▪ Small to mid-sized private businesses ▪ Their owners and management ▪ Professionals ▪ Other individuals
Strategy	▪ Provide a differentiated, relationship-based, and highly personal banking experience ▪ Seek low cost deposits and ancillary deposit services ▪ Operate with industry leading efficiency ▪ Invest/lend prudently never sacrificing risk adjusted spreads for balance or earnings growth
Delivery	▪ Focus on where we can find the best people; not filling in a geographic map ▪ Attract and retain "best in breed" employees; hire better and manage less ▪ Limit bricks and mortar to strategically located business-oriented offices ▪ Apply technology strategically to provide a wow employee and customer experience
Goals	▪ Outstanding customer service ▪ Disciplined capital allocation ▪ High returns on capital ▪ Stable and growing earnings per share

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Market Areas



High Country

- Recognized as #1 bank past three years
- Recently hired David Lecka as Market Executive who joined having been City President for United Community
- Recently added an additional Commercial Relationship Officer, Financial Advisor, and Mortgage Advisor
- Established local advisory board comprised of accomplished business leaders
- 300,000 residents


BEST
OF THE
BEST
2016

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 Knoxville  hubank.com |  12  Market Areas  Recently hired Amy Pangelinan as Market Executive who joined having been a Commercial Relationship Officer at Atlantic Capital, Pinnacle, and BB&TEntered the market a decade ago with no brand recognition or contacts so limited success to dateRecently "redenovoed" recruiting well recognized names in the marketEstablished local advisory board comprised of accomplished business leaders1.1 million residents – 3rd largest area in TN

Market Areas


The State Theatre Of Virginia

Southwest Virginia

- #1 deposit market share and recognized as #1 bank in Smyth County
- Mark Farris serves as Market Executive and is a career Highlands employee
- Recently added a Branch Manager and Personal Banker from Wells Fargo - the largest single branch in the area
- Established local advisory board comprised of accomplished business leaders
- 120,000 residents

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Market Areas

highlands

Tri-Cities

- Recognized as #1 bank in Bristol market
- Recently hired Mike Hill as Market Executive who joined having been First Citizens' Market Executive
- Recently added an additional Commercial Relationship Officer and Financial Advisor
- Established local advisory board comprised of accomplished business leaders
- 500,000 residents – 5th largest area in TN


TENNESSEE
VIRGINIA

best of Bristol 2016

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 hubank.com |  15  HLND Trading Comps  Banks headquartered in NC, SC, TN, and VA between $400MM and $1B in assets, equity/assets between 8 - 10.5%, nonperforming assets/assets < 1%, and return on assets > 0.50%  Note: Market data as of March 2, 2017.Note: HLND data is management's estimation of 2017 earnings; Price to BV calculated using the conversion impact of HLND's preferred equity.Data Source: SNL Financial

HLND Investment Thesis

- Quality Management
  - New management team comprised principally from the former National Commerce
  - Adding three new board members with successful CEO/COO value creation experience
  - Insiders own 16.3% of the company
  - Shareholder-friendly culture committed to prudent capital allocation
- Industry Leading Operational Experience
  - National Commerce and SouthTrust maintained top decile financial performance for over twenty years
  - CEO and CBO led highly successful transformation of American Savings
  - Highlands' operating metrics approaching median to top quartile performance in only a 12 month period
- Repeatable Investment Opportunities
  - Well networked management team providing numerous lift out opportunities for consolidated regional bank employees across the Southeast who value a higher touch and more entrepreneurial culture
  - Extensive experience in creating significant shareholder value from underperforming banks providing acquisition opportunities others might not find appealing or might not be as successful with
- Attractive Valuation
  - Market value to intrinsic value gap as operating metrics and growth prospects have materially improved and are approaching peer median to top quartile levels while Highlands' valuation lags these groups 30% – 60% for an equivalent price of $8.65 – $10.65

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 Appendix    hubank.com |  18

 hubank.com |  *  Balance Sheet Mix

 hubank.com |  19  Balance Sheet Mix

 hubank.com |  20  Loan Mix    4Q15  1Q16  2Q16  3Q16  4Q16  Commercial / Agricultural  6.2  6.1  5.9  5.6  5.6  Commercial / Real Estate  18.1  17.1  16.7  16.7  16.5   Total Commercial  24.3  23.2  22.6  22.4  22.1  1-4 Family  36.9  37.1  36.8  36.3  35.3  HELOC  1.0  1.0  1.0  1.1  2.2  Construction / Land / Farmland  5.0  4.9  4.8  4.9  4.6  Other Consumer  3.4  3.3  3.3  3.0  2.9  Total Consumer  46.2  46.3  45.8  45.3  45.0  Total Loans  70.5%  69.5%  68.4%  67.7%  67.0%  Percentage of Average Assets

 hubank.com |  21  Customer Funding Mix  Percentage of Average Assets    4Q15  1Q16  2Q16  3Q16  4Q16  Noninterest Bearing  21.1  20.9  20.1  21.9  22.2  Interest Bearing  7.7  7.5  7.5  8.3  8.3   Total Checking  28.8  28.4  27.6  30.2  30.5  MMA  11.8  11.8  11.5  11.4  11.9  Savings  14.6  15.0  15.0  14.9  14.8   Total Core Deposits  55.2  55.2  53.7  56.5  57.2  CDs  25.4  24.6  24.3  24.0  22.9  Total Customer Funding   80.6%   80.0%  78.0%  80.5%  80.1%